         SUPPLEMENT DATED APRIL 30, 2004 TO PROSPECTUS DATED MAY 1, 2002
                                       FOR
                           ALLEGIANCE VARIABLE ANNUITY
               ISSUED BY: JPF VARIABLE ANNUITY SEPARATE ACCOUNT II
                 OF JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

This supplement updates certain information contained in the prospectuses and, to the extent inconsistent, it supersedes it. Retain it with your Pilot Classic or Pilot Elite prospectus for future reference. You may obtain additional copies of the prospectus free of charge, by writing or calling Jefferson Pilot Financial Insurance Company ("JP Financial") at the address or telephone number set forth below.

Effective May 1, 2004, only those policy owners who have policy cash values allocated on that date, and continuously thereafter, to the investment divisions which purchase shares of the Research Series of the MFS Variable Insurance Trust and of the Mid-Cap Growth Portfolio of the T. Rowe Price Equity Series, Inc. will be permitted to allocate premium payments or cash values to those respective investment divisions.

Effective December 18, 2003, the Ayco Growth Fund was reorganized with and into the Goldman Sachs Capital Growth Fund, a series of Goldman Sachs Variable Insurance Trust. Accordingly, the information contained in the prospectuses is revised as follows.

All references to the Ayco Growth Fund are deleted and replaced with the Goldman Sachs Capital Growth Fund. All references to the Ayco Series Trust are deleted and replaced with the Goldman Sachs Variable Insurance Trust. All references to the Ayco Company, L.P. are deleted and replaced with Goldman Sachs Asset Management, L.P.

In addition, references to Management Fees in the prospectus are amended to reflect the change from Ayco Growth management fees to Goldman Sachs Capital Growth Fund management fees which were 0.80% and are now 0.75%, Other Expenses which were 2.87% and are now 0.85%, and Total Operating Expenses which were 3.67% and are now 1.60%.

Finally, the following changes became effective with respect to Jefferson Pilot Variable Fund, Inc.:

     Effective December 12, 2003, Mellon Capital Management Corporation replaced Barclays Global Fund Advisers as sub-adviser to the S&P 500 Index Portfolio of Jefferson Pilot Variable Fund, Inc.

     Effective May 1, 2004, Wellington Management Company, LLP replaced Janus Capital Management LLC as sub-adviser to Capital Growth and Balanced Portfolios of Jefferson Pilot Variable Fund, Inc.

     Effective May 1, 2004, Turner Investment Partners, Inc. replaced Strong Capital Management, Inc. as sub-adviser to the Growth Portfolio of Jefferson Pilot Variable Fund, Inc.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                ONE GRANITE PLACE
                          CONCORD, NEW HAMPSHIRE 03301
                                 (800) 453-8588